Exhibit 10.1

Execution Copy

THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

This Third Amended and Restated Registration Rights Agreement (this “Agreement”) is entered into as of June 1, 2009 by and among Concert Pharmaceuticals, Inc., a Delaware corporation (the “Corporation”), and the persons and entities listed on signature pages hereto (the “Investors”) and amends and restates the Second Amended and Restated Registration Rights Agreement (the “Original Agreement”) dated as of April 25, 2008 by and among the Corporation and the persons and entities listed on the signature pages thereto (the “Prior Investors”).

WHEREAS, the Corporation has entered into that certain Series D Convertible Preferred Stock Purchase Agreement (the “Series D Purchase Agreement”) with one of the Investors (the “Purchasing Investor”), pursuant to which, on the date hereof, the Corporation is issuing Series D Convertible Preferred Stock, par value $0.001 per share (the “Series D Preferred Stock”), to the Purchasing Investor.

WHEREAS, the Purchasing Investor has required, as a condition to the purchase of the Series D Preferred Stock pursuant to the Series D Purchase Agreement and consistent with Section 6.7 thereof, that it be granted registration rights with respect to the shares of Common Stock issuable upon conversion of the shares of Series D Preferred Stock as set forth herein.

WHEREAS, the Corporation and the Prior Investors are parties to the Original Agreement pursuant to which the Corporation granted to the Prior Investors certain registration rights as set forth in the Original Agreement.

WHEREAS, the Corporation and the Prior Investors desire to amend and restate the Original Agreement on the terms set forth herein in order to grant to the Purchasing Investor the registration rights set forth herein, and the Prior Investors accept the rights created pursuant hereto in lieu of the rights granted to them under the Original Agreement.

WHEREAS, in accordance with Section 20(b) of the Original Agreement, this Agreement has been executed by the Corporation and the Holders (as defined in the Original Agreement) of at least 60% in voting power of the Series B Convertible Preferred Stock, par value $0.001 per share (the “Series B Preferred Stock”), of the Corporation and the Series C Convertible Preferred Stock, par value $0.001 per share (the “Series C Preferred Stock”), of the Corporation, voting together as a single class as if converted to shares of the Corporation’s Common Stock, par value $0.001 per share (the “Common Stock”).

NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the parties hereby agree as follows:

SECTION 1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

(a) The term “1934 Act” means the Securities Exchange Act of 1934, as amended.

(b) The “Affiliate” of any Holder (or any transferee of any Holder) means any general or limited partner of any Holder (or transferee) that is a partnership, any member of any

Holder that is a limited liability company or any person or entity that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such Holder or transferee, including, without limitation, any venture capital fund now or hereafter existing of which the Holder or transferee is a partner or member which is controlled by or under common control with one or more general partners of such Holder or transferee or shares the same management company with such Holder or transferee.

(c) The term “Holder” means any holder of Registrable Shares.

(d) The term “Preferred Stock” shall mean the Corporation’s Series A Convertible Preferred Stock, par value $0.001 per share, the Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock.

(e) The terms “register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement.

(f) The term “Registrable Shares” means (1) the Common Stock issuable upon conversion of the Preferred Stock, (2) any Common Stock purchased by an Investor (or its permitted transferees) pursuant to Section 3 of the Third Amended and Restated Investor Rights Agreement of even date herewith by and among the Corporation and the Investors (or Common Stock issuable with respect to other securities so purchased), and (3) any Common Stock issued as a dividend or other distribution with respect to, or in exchange or in replacement of, such Preferred Stock or Common Stock, provided that any Registrable Shares shall cease to be Registrable Shares if transferred by an Investor other than in compliance with the provisions of Section 15 hereof.

(g) The term “Rule 144” means Rule 144 promulgated under the Securities Act.

(h) The term “SEC” means the Securities and Exchange Commission.

(i) The term “Securities Act” means the Securities Act of 1933, as amended.

In addition, for purposes of all calculations and notices under this Agreement, and all other provisions of this Agreement where the context permits, a holder of Preferred Stock shall be deemed the Holder of the Registrable Shares issuable upon conversion thereof, and such Preferred Stock shall be deemed outstanding Registrable Shares hereunder. Notwithstanding the foregoing, nothing in this Agreement shall require the Corporation actually to register any shares of Preferred Stock.

SECTION 2. Request for Registration. If at any time after the earlier to occur of (i) the fourth anniversary of the date of the Original Agreement and (ii) the date six months after the closing of the first public offering of the Corporation’s securities, the Corporation shall receive a written request (specifying that it is being made pursuant to this Section 2) from one or more Holders that hold, in the aggregate, at least one-third of the then outstanding Registrable Shares, that the Corporation file a registration statement under the Securities Act, or a similar document pursuant to any other statute then in effect corresponding to the Securities Act, covering the

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registration of at least the lesser of (a) at least one-third of the then outstanding Registrable Shares or (b) Registrable Shares the expected price to the public of which equals or exceeds $5,000,000 (based on the market price or fair value on the date of such request), then the Corporation shall promptly notify all other Holders of such request and shall use its best efforts to cause all Registrable Shares that Holders have requested be registered to be registered under the Securities Act on Form S-1 or any other available form the use of which is approved by the Holders of a majority of the Registrable Shares that are to be included in such registration.

Notwithstanding the foregoing, (i) the Corporation shall not be obligated to effect a registration pursuant to this Section 2 during the period starting with the date sixty (60) days prior to the Corporation’s estimated date of filing of, and ending on a date six (6) months following the effective date of, a registration statement pertaining to an underwritten public offering of securities for the account of the Corporation, provided that the Corporation is actively employing in good faith its best efforts to cause such registration statement to become effective and that the Corporation’s estimate of the date of filing such registration statement is made in good faith; (ii) the Corporation shall not be obligated to effect more than two registrations pursuant to this Section 2; and (iii) if the Corporation shall furnish to the Holders a certificate signed by the President of the Corporation stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Corporation or its stockholders for a registration statement to be filed in the near future, then the Corporation’s obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed ninety (90) days; provided, however, that the Corporation shall not be permitted to so defer its obligation more than once in any 12-month period.

SECTION 3. Corporation Registration. If at any time the Corporation proposes to register any of its Common Stock under the Securities Act in connection with the public offering of such securities for its own account or for the accounts of stockholders other than Holders, solely for cash on a form that would also permit the registration of the Registrable Shares, the Corporation shall, each such time, promptly give each Holder written notice of such determination. Upon the written request of any Holder given within thirty (30) days after giving of any such notice by the Corporation, the Corporation shall, subject to the limitations set forth in Section 8, use its best efforts to cause to be registered under the Securities Act all of the Registrable Shares that each such Holder has requested be registered; provided, that the Corporation shall have the right to postpone or withdraw any registration statement relating to an offering in which the Holders are eligible to participate under this Section 3 without any liability or obligation to the Holders under this Section 3.

SECTION 4. Obligations of the Corporation. Whenever required under Section 2, Section 3 or Section 11 to use its best efforts to effect the registration of any Registrable Shares, the Corporation shall, as expeditiously as reasonably possible:

(a) Prepare and file with the SEC a registration statement with respect to such Registrable Shares and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Shares registered thereunder, keep such registration statement effective for a period of up to one hundred eighty (180) days or, if earlier, until the distribution contemplated in the registration statement has been completed; provided, however, that (i) such 180-day period shall be extended for a period of time

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equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Corporation; and (ii) in the case of any registration of Registrable Shares on Form S-3 which are intended to be offered on a continuous or delayed basis, subject to compliance with applicable SEC rules, such 180-day period shall be extended for up to ninety (90) days, if necessary, to keep the registration statement effective until all such Registrable Shares are sold.

(b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

(c) Furnish to the selling Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of such Registrable Shares owned by them.

(d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably appropriate for the distribution of the securities covered by the registration statement, provided that the Corporation shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, and further provided that (anything in this Agreement to the contrary notwithstanding with respect to the bearing of expenses) if any jurisdiction in which the securities shall be qualified shall require that expenses incurred in connection with the qualification of the securities in that jurisdiction be borne by selling stockholders, then such expenses shall be payable by selling stockholders pro rata, to the extent required by such jurisdiction.

(e) Provide a transfer agent for the Common Stock no later than the effective date of the first registration of any Registrable Shares.

(f) Otherwise use its best efforts to comply with all applicable rules and regulations of the SEC.

(g) Use its best efforts to cause all such Registrable Shares to be listed on a national securities exchange (if such securities are not already so listed) and on each additional national securities exchange on which similar securities issued by the Corporation are then listed, if the listing of such securities is then permitted under the rules of such exchange.

(h) Enter into such customary agreements (including an underwriting agreement in customary form) and take such other actions as the selling Holders of Registrable Shares shall reasonably request in order to expedite or facilitate the disposition of such Registrable Shares.

(i) Make available for inspection by any selling Holder of Registrable Shares, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such selling Holder or

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any such underwriter, all pertinent financial and other records and pertinent corporate documents and properties of the Corporation, and cause all of the Corporation’s officers, directors and employees to supply all information reasonably requested by any such selling Holder, underwriter, attorney, accountant or agent in connection with such registration statement.

(j) Use reasonable efforts to prevent the issuance of any stop order suspending the effectiveness of such registration statement or of any order preventing or suspending the use of any preliminary prospectus and, if any such order is issued, to obtain the lifting thereof at the earliest reasonable time.

(k) Make such representations and warranties to the selling Holders of Registrable Shares and the underwriters as are customarily made by issuers to selling stockholders and underwriters, as the case may be, in primary underwritten public offerings.

SECTION 5. Furnish Information. It shall be a condition precedent to the obligations of the Corporation to take any action pursuant to this Agreement with respect to the registration of any Holder’s Registrable Shares that such Holder shall take such actions and furnish to the Corporation such information regarding itself, the Registrable Shares held by it, and the intended method of disposition of such securities, as the Corporation shall reasonably request and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement, including, without limitation (i) in connection with an underwritten offering, enter into an appropriate underwriting agreement containing terms and provisions then customary in agreements of that nature, (ii) enter into such custody agreements, powers of attorney and related documents at such time and on such terms and conditions as may then be customarily required in connection with such offering and (iii) distribute the Registrable Shares only in accordance with and in the manner of the distribution contemplated by the applicable registration statement and prospectus. In addition, the Holders shall promptly notify the Corporation of any request by the SEC or any state securities commission or agency for additional information or for such registration statement or prospectus to be amended or supplemented.

SECTION 6. Expenses of Demand Registration. All expenses incurred in connection with any registration pursuant to Section 2 or Section 11 (excluding underwriters’ discounts and commissions), including, without limitation, all registration and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Corporation, and the reasonable fees and disbursements of one special counsel for the selling Holders collectively, shall be borne by the Corporation whether or not the registration statement to which such registration expenses relate becomes effective; provided, however, that the Corporation shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Shares to be registered (in which case all participating Holders shall bear such expenses pro rata based upon the number of Registrable Shares that were to be included in the withdrawn registration), unless the Holders of a majority of the Registrable Shares agree to forfeit their right to one demand registration pursuant to Section 2; provided further, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Corporation from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness after learning of such information, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 2.

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SECTION 7. Corporation Registration Expenses. All expenses (excluding underwriters’ discounts and commissions) incurred in connection with any registration pursuant to Section 3, including, without limitation, any additional registration and qualification fees and any additional fees and disbursements of counsel to the Corporation that result from the inclusion of securities held by the selling Holders in such registration and the reasonable fees and disbursements of one special counsel for the selling Holders collectively, shall be borne by the Corporation whether or not the registration statement to which such registration expenses relate becomes effective.

SECTION 8. Underwriting Requirements.

(a) In connection with any offering under Section 3 involving an underwriting of shares being issued by the Corporation, the Corporation shall not be required to include any Holder’s Registrable Shares in such underwriting unless such Holder accepts the terms of the underwriting as agreed upon between the Corporation and the underwriters selected by it, and then only in such quantity as will not, in the reasonable opinion of the underwriters, jeopardize the success of the offering by the Corporation. If the total amount of securities that all Holders request to be included in an underwritten offering under Section 3 exceeds the amount of securities that the underwriters reasonably believe compatible with the success of the offering, the Corporation may exclude some or all of the Registrable Shares from such registration and underwriting, provided, however, that the number of Registrable Shares of the Holders to be included in such underwriting and registration shall not be reduced unless all other securities (excluding those of the Corporation) are first entirely excluded from the underwriting and registration. If there is a reduction of the number of Registrable Shares pursuant to this Section 8(a), such reduction shall be made pro rata based upon the aggregate number of Registrable Shares required to be registered by such Holders.

(b) With respect to any underwriting of shares to be registered under Section 2 or Section 11, the selling Holders who initiate the request for registration shall have the right to designate the managing underwriter or underwriters, subject to the consent of the Corporation which shall not be unreasonably withheld or delayed. In connection with any underwritings of shares to be registered under Section 3, the Corporation shall have the right to designate the managing underwriter or underwriters.

SECTION 9. Delay of Registration. No Holder shall have any right to take any action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

SECTION 10. Indemnification. In the event any Registrable Shares are included in a registration statement under this Agreement:

(a) To the extent permitted by law, the Corporation will indemnify and hold harmless each Holder requesting or joining in a registration, the partners, members, officers, directors and stockholders of such Holder, legal counsel and accountants for such Holder, any

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underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the 1934 Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based on (i) any untrue or alleged untrue statement of any material fact contained in such registration statement, including, without limitation, any prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading or (iii) any violation by the Corporation of any rule or regulation promulgated under the Securities Act applicable to the Corporation and relating to action or inaction required of the Corporation in connection with any such registration; and will promptly reimburse each such Holder, underwriter, controlling person or other aforementioned person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action, provided, however, that the indemnity agreement contained in this Section 10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Corporation (which consent shall not be unreasonably withheld or delayed) nor shall the Corporation be liable to any such Holder, underwriter, controlling person or other aforementioned person in any such case for any such loss, claim, damage, liability or action to the extent that it (i) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in connection with such registration statement, preliminary prospectus, final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished to the Corporation expressly for use in connection with such registration by or on behalf of such Holder, underwriter, controlling person or other aforementioned person, (ii) is caused by the failure of such Holder to deliver a copy of the final prospectus relating to such Registrable Shares, as then amended or supplemented, in connection with a purchase, if the Corporation had previously furnished copies thereof to such Holder or (iii) is caused by such Holder’s disposition of Registrable Shares during any period during which such Holder is obligated to discontinue any disposition of Registrable Shares under Section 19.

(b) To the extent permitted by law, each Holder requesting or joining in a registration, severally and not jointly, will indemnify and hold harmless the Corporation, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Corporation within the meaning of the Securities Act, and any underwriter (within the meaning of the Securities Act) for the Corporation against any losses, claims, damages or liabilities to which the Corporation or any such director, officer, controlling person or underwriter may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in such registration statement, including any prospectus or final prospectus contained therein or any amendments or supplements thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information relating to and furnished to the Corporation by such Holder expressly for use in connection with such registration; and will promptly reimburse the Corporation or any such

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director, officer, controlling person or underwriter for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld or delayed) and provided further that no Holder shall have any liability under this Section 10(b) in excess of the net proceeds actually received by such Holder in the relevant public offering.

(c) Promptly after receipt by an indemnified party under this Section 10 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 10, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to his ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 10 to the extent the indemnifying party is prejudiced by a delay of such notification, but the omission so to notify the indemnifying party will not relieve him of any liability that he may have to any indemnified party otherwise than under this Section 10.

(d) If the indemnification provided for in this Section 10 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under Section 10(a) or Section 10(b) in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein in such proportion as is appropriate to reflect the relative fault of the Corporation and the selling Holders in connection with the statements or omissions described in such Section 10(a) or Section 10(b) which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Corporation and the selling Holders shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Corporation or the selling Holders and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in this Section 10, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in Section 10(c) with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 10(d); provided, however, that no additional notice shall be required with respect to any action for which notice has been given under subsection Section 10(c) for purposes of indemnification. The Corporation and the selling Holders agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined solely by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this Section 10(d),

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no Holder shall be required to contribute an amount in excess of the net proceeds actually received by such Holder in the relevant public offering. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e) The rights and obligations of the Corporation and the Holders under this Section 10 shall survive termination of this Agreement.

SECTION 11. Registrations on Form S-3.

(a) If (i) the Corporation shall receive a written request (specifying that it is being made pursuant to this Section 11) from one or more Holders that the Corporation file a registration statement on Form S-3 (or any successor form to Form S-3 regardless of its designation) for a public offering of Registrable Shares the reasonably anticipated aggregate price to the public of which would equal or exceed $ 1,000,000, and (ii) the Corporation is a registrant entitled to use Form S-3 (or any successor form to Form S-3) to register such shares, then the Corporation shall promptly notify all other Holders of such request and shall use its best efforts to cause all Registrable Shares that Holders have requested be registered to be registered on Form S-3 (or any successor form to Form S-3).

(b) Notwithstanding the foregoing, (i) the Corporation shall not be obligated to effect a registration pursuant to this Section 11 during the period starting with the date sixty (60) days prior to the Corporation’s estimated date of filing of, and ending on a date six (6) months following the effective date of, a registration statement pertaining to an underwritten public offering of securities for the account of the Corporation, provided that the Corporation is actively employing in good faith its best efforts to cause such registration statement to become effective and that the Corporation’s estimate of the date of filing such registration statement is made in good faith; (ii) the Corporation shall not be obligated to effect more than four registrations pursuant to this Section 11; and (iii) if the Corporation shall furnish to the Holders a certificate signed by the President of the Corporation stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Corporation or its stockholders for a registration statement to be filed in the near future, then the Corporation’s obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed ninety (90) days; provided, however, that the Corporation shall not be permitted to so defer its obligation more than once in any 12-month period.

(c) The Holders’ rights to registration under this Section 11 are in addition to, and not in lieu of, their rights to registration under Section 2 and Section 3 of this Agreement.

SECTION 12. Limitation on Corporation Offerings. The Corporation shall not register securities for sale for its own account (or, except as permitted by Section 14, any securities other than Registrable Shares) in any registration requested pursuant to Section 2 or Section 11 unless permitted to do so by the written consent of the Holders of a majority of the Registrable Shares as to which registration has been requested unless the inclusion of securities for the account of the Corporation would not require a reduction in the number of Registrable Shares to be included in such registration, as determined by the managing underwriter.

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SECTION 13. Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Corporation to the public without registration, the Corporation agrees to use its best efforts to:

(a) make and keep public information available, as those terms are understood and used in Rule 144, at all times subsequent to ninety (90) days after the effective date of the first registration statement covering an underwritten public offering filed by the Corporation;

(b) file with the SEC in a timely manner all reports and other documents, if any, required of the Corporation under the Securities Act and the 1934 Act; and

(c) furnish to any Holder forthwith upon request (at any time after ninety (90) days after the effective date of said first registration statement filed by the Corporation) a written statement by the Corporation that it has complied with the reporting requirements of the 1934 Act for the 12 months preceding the date of such request, a copy of the most recent publicly filed annual or quarterly report of the Corporation, and such other reports and documents so filed by the Corporation as may be reasonably requested in availing any such Holder to take advantage of any rule or regulation of the SEC permitting the selling of any such securities without registration.

SECTION 14. Limitations in Connection with Future Grants of Registration Rights. Without the prior written consent of the Holders of at least 60% in voting power of then outstanding Registrable Shares held by Investors, the Corporation shall not grant rights to any person or entity: (a) to cause the Corporation to register any of such person’s or entity’s securities of the Corporation; (b) to include such person’s or entity’s securities of the Corporation in any registration statement filed under Section 2 or Section 11 hereof; (c) to include such person’s or entity’s securities of the Corporation in any registration statement described in Section 3 hereof, unless, in the case of each of (a), (b) and (c), under the terms of such agreement, such person or entity may include such securities in any such registration only to the extent that the inclusion of his or its securities will not reduce the amount of Registrable Shares of the Holders which is included in such registration; or (d) otherwise to cause the registration of such person’s or entity’s securities of the Corporation in any manner which are superior to or pari passu with the registration rights granted herein to the Holders.

SECTION 15. Transfer of Registration Rights. The registration rights and obligations of any Holder (and of any transferee of any Holder, or its transferees, of the rights under this Agreement in accordance with this Section 15) under this Agreement with respect to any Registrable Shares may be transferred to any transferee who acquires (otherwise than in a registered public offering) at least five percent (5%) of the Registrable Shares then held by such Holder; provided, however, that the transfer of registration rights to any Affiliate of any Holder will not be subject to such requirement as to minimum shareholding; provided, further, that (a) such rights and obligations may not be transferred to any entity whose primary line of business is directly competitive with the primary line of business of the Corporation, as determined in good faith by the Board of Directors, (b) the Corporation shall be given written notice by the Holder at the time of any permitted transfer stating the name and address of the transferee and identifying the securities with respect to which the rights and obligations under this Agreement are being assigned and (c) the transferee shall execute an agreement to be bound by the terms of this Agreement.

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SECTION 16. Termination of Registration Rights. All of the Corporation’s obligations to register Registrable Shares under Sections 2, 3 and 11 hereof shall terminate upon the earliest of (a) five years after the closing of the Initial Public Offering, (b) the date on which no Purchaser holds any Registrable Shares or (c) a Company Sale (as defined below).

SECTION 17. Mergers, Etc. The Corporation shall not, directly or indirectly, enter into any merger, consolidation or reorganization in which the Corporation shall not be the surviving corporation unless the proposed surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Corporation under this Agreement, and for that purpose references hereunder to “Registrable Shares” shall be deemed to be references to the securities which the Holders would be entitled to receive in exchange for Registrable Shares under any such merger, consolidation or reorganization; provided, however, that the provisions of this Agreement shall not apply in the event of any merger, consolidation or reorganization in which the Corporation is not the surviving corporation if the Holders of Registrable Shares are entitled to receive in exchange therefor (i) cash, or (ii) securities of the acquiring corporation which may be immediately sold to the public without registration under the Securities Act (a “Company Sale”).

SECTION 18. Stand-Off Agreement. In connection with the initial public offering of the Corporation’s securities pursuant to a registration statement under the Securities Act, each Holder, if requested by the Corporation and the managing underwriter of such offering by the Corporation, shall agree, by executing and delivering such form of agreement as the Corporation and such underwriter shall reasonably request, not to sell publicly or otherwise transfer or dispose of any Registrable Shares or other securities of the Corporation held by such Holder prior to the effective date of such registration statement for a specified period of time immediately following the effective date of such registration statement, such period of time not to exceed one hundred eighty (180) days; provided that:

(a) such one-hundred eighty (180) day period may be extended on one occasion by the managing underwriter to the extent necessary to prevent the managing underwriter(s) from violating Section 2711(f)(4) of the rules of the National Association of Securities Dealers, Inc., as incorporated into the rules of the Financial Industry Regulatory Authority, or any similar successor provision (e.g., as the result of the publication or other distribution of a research report or public appearance concerning the Company);

(b) such agreement shall not apply to resales of the Corporation’s securities purchased by a Holder in a public market, and

(c) all persons who hold shares of Common Stock, or securities convertible into or exchangeable or exercisable for shares of Common Stock, which in aggregate represent one percent (1%) or more of the shares of Common Stock then outstanding (including all securities convertible into or exchangeable or exercisable for shares of Common Stock, on an as converted, exchanged or exercised basis), and all officers and directors of the Corporation, enter into similar agreements.

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Notwithstanding the foregoing, any discretionary waiver by an underwriter of a lock-up agreement shall not be effective unless such underwriter also releases all other stockholders of the Corporation from the equivalent provisions and a pro rata portion of their respective lock-up agreements.

SECTION 19. Future Events. The Corporation will notify each Holder participating in a registration of the occurrence of any of the following events of which the Corporation is actually aware, and when so notified, each Holder will immediately discontinue any disposition of Registrable Shares until notified by the Corporation that such event is no longer applicable:

(a) the issuance by the SEC or any state securities commission or agency of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose (in which case the Corporation will make reasonable efforts to obtain the withdrawal of any such order or the cessation of any such proceedings); or

(b) the existence of any fact which makes untrue any material statement made in the registration statement or prospectus or any document incorporated therein by reference or which requires the making of any changes in the registration statement or prospectus or any document incorporated therein by reference in order to make the statements therein not misleading (in which case the Corporation will make reasonable efforts to amend the applicable document to correct the deficiency).

SECTION 20. Notices. All notices, requests, consents and other communications hereunder (“Notices”) to any party shall be contained in a written instrument addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by the addressee to the addressor listing all parties and shall be deemed given (a) when delivered in person or duly sent by fax showing confirmation of receipt, (b) three days after being duly sent by first class mail postage prepaid (other than in the case of Notices to or from any non-U.S. resident, which Notices must be sent in the manner specified in clause (a) or (c)), or (c) two days after being duly sent by recognized express international courier service:

if to the Corporation, to:

Concert Pharmaceuticals, Inc.

99 Hayden Avenue, Suite 500

Lexington, MA 02421

Fax: (781) 860-8923

with a copy to:

David E. Redlick

Lia Der Marderosian

Wilmer Cutler Pickering Hale and Dorr LLP

60 State Street

Boston, MA 02109

Fax: (617) 526-5000

12

if to the Investors, to their respective addresses set forth on signature pages to this Agreement, with a copy to:

H. David Henken

Goodwin Proctor LLP

Exchange Place

53 State Street

Boston, MA 02109

Fax: (617) 523-1231

SECTION 21. Miscellaneous.

(a) This Agreement states the entire agreement of the parties concerning the subject matter hereof, and supersedes all prior agreements, written or oral, between or among them concerning such subject matter. Upon the effectiveness of this Agreement, the Original Agreement shall be deemed amended and restated and superseded and replaced in its entirety by this Agreement, and shall be of no further force or effect.

(b) This Agreement may be amended, and compliance with any provision of this Agreement may be omitted or waived, only by the written agreement of the Corporation and the Holders of at least sixty percent (60%) of the Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Common Stock issued upon conversion of Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock (voting together as a single class on an as converted to Common Stock basis) then in voting power; provided however that no amendment or waiver may treat one Investor or group of Investors more adversely than any other Investor or group of Investors without the consent of such Investor or the consent of the Holders of a majority in voting power of the then outstanding Registrable Shares held by the Investor or group of Investors adversely affected by such amendment or waiver.

(c) This Agreement shall be governed by, and construed and enforced in accordance with, the substantive laws of the Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

(d) This Agreement may be executed in any number of counterparts, each such counterpart shall be deemed to be an original instrument, and all such counterparts together shall constitute but one agreement. Any such counterpart may contain one or more signature pages. This Agreement may be executed by facsimile signature pages.

SECTION 22. Aggregation of Stock. All shares of Preferred Stock and Common Stock of the Corporation held or acquired by Affiliates of a Holder shall be aggregated for the purpose of determining the availability of any rights under this Agreement.

[ Signature Pages Follow ]

13

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Registration Rights Agreement as a contract under seal as of the date first written above.

THE CORPORATION:

CONCERT PHARMACEUTICALS, INC.

By:	/s/ Roger D. Tung

Name:	Roger D. Tung
Title:	Chief Executive Officer

[ Company Signature Page to Concert Pharmaceuticals, Inc. Third Amended and Restated Registration Rights Agreement ]

By executing this page in the space provided, the undersigned hereby agree (i) that each is an “Investor” as defined in the Third Amended and Restated Registration Rights Agreement dated as of the date first above written, by and among Concert Pharmaceuticals, Inc. and the parties named therein (the “Registration Rights Agreement”), (ii) that each is a party to the Registration Rights Agreement for all purposes and (iii) that each is bound by all terms and conditions of the Registration Rights Agreement.

EXECUTED this 1st day of June, 2009.

THE PURCHASING INVESTOR:

GLAXO GROUP LIMITED

By:	/s/ Paul Williamson

Name:
	Title:	Paul Williamson For and on behalf of Edinburgh Pharmaceutical Industries Limited Corporate Director

[ Investor Signature Page to Concert Pharmaceuticals, Inc. Third Amended and Restated Registration Rights Agreement ]

By executing this page in the space provided, the undersigned hereby agree (i) that each is an “Investor” as defined in the Third Amended and Restated Registration Rights Agreement dated as of the date first above written, by and among Concert Pharmaceuticals, Inc. and the parties named therein (the “Registration Rights Agreement”), (ii) that each is a party to the Registration Rights Agreement for all purposes and (iii) that each is bound by all terms and conditions of the Registration Rights Agreement.

EXECUTED this      day of                     , 2009.

THE INVESTOR:

FIDELITY MT. VERNON STREET TRUST: FIDELITY GROWTH COMPANY FUND

By:
Name:
Title:

To such Investor at:

Address:	82 Devonshire Street, V13H
Boston, MA 02109
	Attn:	Andrew J. Boyd,
Associate General Counsel
Fax:	(617) 392-1605

[ Investor Signature Page to Concert Pharmaceuticals, Inc. Third Amended and Restated Registration Rights Agreement ]

By executing this page in the space provided, the undersigned hereby agree (i) that each is an “Investor” as defined in the Third Amended and Restated Registration Rights Agreement dated as of the date first above written, by and among Concert Pharmaceuticals, Inc. and the parties named therein (the “Registration Rights Agreement”), (ii) that each is a party to the Registration Rights Agreement for all purposes and (iii) that each is bound by all terms and conditions of the Registration Rights Agreement.

EXECUTED this      day of             , 2009.

THE INVESTORS:

WESTFIELD LIFE SCIENCES FUND LP

By:
	Name:	William A. Muggia
	Title:	Director

WESTFIELD LIFE SCIENCES FUND II LP

By:
	Name:	William A. Muggia
	Title:	Director

To each such Investor at:

Address:	Westfield Capital Management One Financial Center, 24th Floor
Boston, MA 02111
	Attn:	Eric D. Changelian,
Manager of Fund Operations
Fax:	(617) 867-2801

[ Investor Signature Page to Concert Pharmaceuticals, Inc. Third Amended and Restated Registration Rights Agreement ]

By executing this page in the space provided, the undersigned hereby agree (i) that each is an “Investor” as defined in the Third Amended and Restated Registration Rights Agreement dated as of the date first above written, by and among Concert Pharmaceuticals, Inc. and the parties named therein (the “Registration Rights Agreement”), (ii) that each is a party to the Registration Rights Agreement for all purposes and (iii) that each is bound by all terms and conditions of the Registration Rights Agreement.

EXECUTED this 1st day of June, 2009.

THE INVESTOR:

ADAGE CAPITAL PARTNERS, L.P.

By:	/s/ Dan Lehan

	Name:	Dan Lehan
	Title:	Chief Operating Officer

To such Investor at:

Address:	200 Clarendon St., 52nd Floor
Boston, MA 02116
Fax:	(617) 867-2801

[ Investor Signature Page to Concert Pharmaceuticals, Inc. Third Amended and Restated Registration Rights Agreement ]

By executing this page in the space provided, the undersigned hereby agree (i) that each is an “Investor” as defined in the Third Amended and Restated Registration Rights Agreement dated as of the date first above written, by and among Concert Pharmaceuticals, Inc. and the parties named therein, (the “Registration Rights Agreement”), (ii) that each is a party to the Registration Rights Agreement for all purposes and (iii) that each is bound by all terms and conditions of the Registration Rights Agreement.

EXECUTED this 1st day of June, 2009.

THE INVESTORS:

MEDIPHASE VENTURE PARTNERS II LIMITED PARTNERSHIP			MEDIPHASE VENTURE PARTNERS (DP & UP) LIMITED PARTNERSHIP

By:	Mediphase II LLC		By:	Mediphase (DP&UP) LLC
Its:	General Partner		Its:	General Partner

By:	/s/ Paul A. Howard		By:	/s/ Paul A. Howard

	Name:	Paul A. Howard		Name:	Paul A. Howard
	Title:	Manager		Title:	Manager

MEDIPHASE VENTURE PARTNERS II			To each such Investor at:
(ANNEX FUND) LIMITED PARTNERSHIP			Address:	Mediphase Venture Partners
3 Newton Executive Park
By:	Mediphase II (Annex Fund) LLC			2223 Washington Street
Its:	General Partner			Suite 104 Newton, MA 02462
By:	/s/ Paul A. Howard			Attn:	Amanda Cobb, Operations Manager
			Fax:	(617) 332-8463

	Name:	Paul A. Howard
	Title:	Manager

[ Investor Signature Page to Concert Pharmaceuticals, Inc. Third Amended and Restated Registration Rights Agreement ]

By executing this page in the space provided, the undersigned hereby agree (i) that each is an “Investor” as defined in the Third Amended and Restated Registration Rights Agreement dated as of the date first above written, by and among Concert Pharmaceuticals, Inc. and the parties named therein (the “Registration Rights Agreement”), (ii) that each is a party to the Registration Rights Agreement for all purposes and (iii) that each is bound by all terms and conditions of the Registration Rights Agreement.

EXECUTED this 1st day of June, 2009.

THE INVESTOR:

S.R. ONE, LIMITED

By:	/s/ Carol G. Ashe

	Name:	Carol G. Ashe
	Title:	Partner/Vice President

To such Investor at:

Address:	161 Washington Street Suite 500 Eight Tower Bridge
Conshohocken, PA 19428
	Attn:	Rajeev Dadoo, Ph.D.
Fax:	(610) 567-1039

[ Investor Signature Page to Concert Pharmaceuticals, Inc. Third Amended and Restated Registration Rights Agreement ]

By executing this page in the space provided, the undersigned hereby agree (i) that each is an “Investor” as defined in the Third Amended and Restated Registration Rights Agreement dated as of the date first above written, by and among Concert Pharmaceuticals, Inc. and the parties named therein (the “Registration Rights Agreement”), (ii) that each is a party to the Registration Rights Agreement for all purposes and (iii) that each is bound by all terms and conditions of the Registration Rights Agreement.

EXECUTED this 1st day of June, 2009.

THE INVESTORS:

THREE ARCH PARTNERS IV, L.P.		THREE ARCH PARTNERS III, L.P.

By:	Three Arch Management IV, L.L.C.	By:	Three Arch Management III, L.L.C.
Its:	General Partner	Its:	General Partner

By:	/s/ Wilfred Jaeger	By:	/s/ Wilfred Jaeger

Name:	Wilfred Jaeger	Name:	Wilfred Jaeger
Title:	Managing Member	Title:	Managing Member

THREE ARCH ASSOCIATES IV, L.P.		THREE ARCH ASSOCIATES III, L.P.

By:	Three Arch Management IV, L.L.C.	By:	Three Arch Management III, L.L.C.
Its:	General Partner	Its:	General Partner

By:	/s/ Wilfred Jaeger	By:	/s/ Wilfred Jaeger

Name:	Wilfred Jaeger	Name:	Wilfred Jaeger
Title:	Managing Member	Title:	Managing Member

To each such Investor at:

Address:	3200 Alpine Road Portola Valley, CA 94028
	Attn:	Steve Bonelli,
Chief Financial Officer
Fax:	(650) 529-8039

[ Investor Signature Page to Concert Pharmaceuticals, Inc. Third Amended and Restated Registration Rights Agreement ]

By executing this page in the space provided, the undersigned hereby agree (i) that each is an “Investor” as defined in the Third Amended and Restated Registration Rights Agreement dated as of the date first above written, by and among Concert Pharmaceuticals, Inc. and the parties named therein (the “Registration Rights Agreement”), (ii) that each is a party to the Registration Rights Agreement for all purposes and (iii) that each is bound by all terms and conditions of the Registration Rights Agreement.

EXECUTED this      day of             , 2009.

THE INVESTORS:

GREYLOCK XII LIMITED PARTNERSHIP

By:	Greylock XII GP LLC, its General Partner

By:
	Name:	Donald A. Sullivan
	Title:	Administrative Partner

GREYLOCK XII-A LIMITED PARTNERSHIP

By:	Greylock XII GP LLC, its General Partner

By:
	Name:	Donald A. Sullivan
	Title:	Administrative Partner

GREYLOCK XII PRINCIPALS LLC

By:	Greylock Management Corporation, Sole Member

By:
	Name:	Donald A. Sullivan
	Title:	Treasurer

To each such Investor at:

Address:	880 Winter Street
Waltham, MA 02451
	Attn:	Donald A. Sullivan,
Treasurer
Fax:	(781) 622-2326

[ Investor Signature Page to Concert Pharmaceuticals, Inc. Third Amended and Restated Registration Rights Agreement ]

By executing this page in the space provided, the undersigned hereby agree (i) that each is an “Investor” as defined in the Third Amended and Restated Registration Rights Agreement dated as of the date first above written, by and among Concert Pharmaceuticals, Inc. and the parties named therein (the “Registration Rights Agreement”), (ii) that each is a party to the Registration Rights Agreement for all purposes and (iii) that each is bound by all terms and conditions of the Registration Rights Agreement.

EXECUTED this 1st day of June, 2009.

THE INVESTORS:

TVM LIFE SCIENCE VENTURES VI GMBH & CO. KG

/s/ Jens Eckstein

By:	Jens Eckstein
Its:	Managing Limited Partner

/s/ David Poltack

By:	David Poltack
Its:	Managing Limited Partner

TVM LIFE SCIENCE VENTURES VI LP

By: TVM Life Science Ventures VI Cayman Ltd., Its General Partner

/s/ Jens Eckstein

By:	Jens Eckstein
Its:	Authorized Officer

/s/ David Poltack

By:	David Poltack
Its:	Authorized Officer

To each such Investor at:

Address:	101 Arch Street, Suite 1950
Boston, MA 02110
	Attn:	David Poltack
Fax:	(617) 345-9377

[ Investor Signature Page to Concert Pharmaceuticals, Inc. Third Amended and Restated Registration Rights Agreement ]

By executing this page in the space provided, the undersigned hereby agree (i) that each is an “Investor” as defined in the Third Amended and Restated Registration Rights Agreement dated as of the date first above written, by and among Concert Pharmaceuticals, Inc. and the parties named therein (the “Registration Rights Agreement”), (ii) that each is a party to the Registration Rights Agreement for all purposes and (iii) that each is bound by all terms and conditions of the Registration Rights Agreement.

EXECUTED this 1st day of June, 2009.

THE INVESTOR:

SKYLINE VENTURE PARTNERS
QUALIFIED PURCHASER FUND IV, L.P.

By:	Skyline Venture Management IV, LLC
Its:	General Partner

By:	/s/ John Freund

	Name:	John Freund
	Title:	Managing Director

To such Investor at:

Address:	c/o Skyline Ventures
525 University Avenue Suite 520 Palo Alto, CA 94301
	Attn:	Kerry Kenny
Fax:	(650) 329-1090

[ Investor Signature Page to Concert Pharmaceuticals, Inc. Third Amended and Restated Registration Rights Agreement ]

By executing this page in the space provided, the undersigned hereby agree (i) that each is an “Investor” as defined in the Third Amended and Restated Registration Rights Agreement dated as of the date first above written, by and among Concert Pharmaceuticals, Inc. and the parties named therein (the “Registration Rights Agreement”), (ii) that each is a party to the Registration Rights Agreement for all purposes and (iii) that each is bound by all terms and conditions of the Registration Rights Agreement.

EXECUTED this 1st day of June, 2009.

THE INVESTOR:

QVT FUND LP

By:	QVT Associates GP LLC
Its:	General Partner

By:	/s/ Tracy Fu

	Name:	Tracy Fu
	Title:	Managing Member

By:	/s/ Keith S Manchester

	Name:	Keith S Manchester
	Title:	Portfolio Manager

To such Investor at:

Address:	c/o QVT Financial LP
1177 Avenue of the Americas 9th Floor New York, NY 10036
	Attn:	Keith Manchester
Fax:	(212) 705-8820

Note: Registered Address is:

Address:	c/o Walkers SPV
Walker House P.O. Box 908GT, Mary Street George Town, Grand Cayman Cayman Islands

[ Investor Signature Page to Concert Pharmaceuticals, Inc. Third Amended and Restated Registration Rights Agreement ]

By executing this page in the space provided, the undersigned hereby agree (i) that each is an “Investor” as defined in the Third Amended and Restated Registration Rights Agreement dated as of the date first above written, by and among Concert Pharmaceuticals, Inc. and the parties named therein (the “Registration Rights Agreement”), (ii) that each is a party to the Registration Rights Agreement for all purposes and (iii) that each is bound by all terms and conditions of the Registration Rights Agreement.

EXECUTED this 1st day of June, 2009.

THE INVESTOR:

FLAGSHIP VENTURES FUND 2004, L.P.

By:	Flagship Ventures General Partner, LLC
its General Partner

By:	/s/ Noubar Afeyan

	Name:	Noubar Afeyan
Title:

To such Investor at:

Address:	One Memorial Drive
7th Floor
Cambridge, MA 02142
	Attn:	Douglas G. Cole, M.D.
Fax:	(617) 868-1115

[ Investor Signature Page to Concert Pharmaceuticals, Inc. Third Amended and Restated Registration Rights Agreement ]

By executing this page in the space provided, the undersigned hereby agree (i) that each is an “Investor” as defined in the Third Amended and Restated Registration Rights Agreement dated as of the date first above written, by and among Concert Pharmaceuticals, Inc. and the parties named therein (the “Registration Rights Agreement”), (ii) that each is a party to the Registration Rights Agreement for all purposes and (iii) that each is bound by all terms and conditions of the Registration Rights Agreement.

EXECUTED this 1st day of June, 2009.

THE INVESTOR:

BROOKSIDE CAPITAL PARTNERS FUND, LP

By:	/s/ Matt McPherron

	Name:	Matt McPherron
	Title:	Managing Director

To such Investor at:

Address:	c/o Bain Capital
111 Huntington Avenue Boston, MA 02199
	Attn:	Marlene Wojcik, Chief Financial Officer
Fax:	(617) 516-2910

[ Investor Signature Page to Concert Pharmaceuticals, Inc. Third Amended and Restated Registration Rights Agreement ]

By executing this page in the space provided, the undersigned hereby agree (i) that each is an “Investor” as defined in the Third Amended and Restated Registration Rights Agreement dated as of the date first above written, by and among Concert Pharmaceuticals, Inc. and the parties named therein (the “Registration Rights Agreement”), (ii) that each is a party to the Registration Rights Agreement for all purposes and (iii) that each is bound by all terms and conditions of the Registration Rights Agreement.

EXECUTED this 1st day of June, 2009.

THE INVESTOR:

New Leaf Ventures I, L.P.

By:	New Leaf Venture Management I, L.P.
Its:	General Partner

	By:	New Leaf Venture Management I, L.L.C.
	Its:	General Partner

/s/ Vijay K. Lathi

		By:	Vijay K. Lathi
		Its:	Managing Director

To such Investor at:

Address:	2500 Sand Hill Road
Suite 203 Menlo Park, CA 94025
	Attn:	Craig L. Slutzkin,
Chief Financial Officer
Fax:	(650) 234-2704

[ Investor Signature Page to Concert Pharmaceuticals, Inc. Third Amended and Restated Registration Rights Agreement ]

By executing this page in the space provided, the undersigned hereby agree (i) that each is an “Investor” as defined in the Third Amended and Restated Registration Rights Agreement dated as of the date first above written, by and among Concert Pharmaceuticals, Inc. and the parties named therein (the “Registration Rights Agreement”), (ii) that each is a party to the Registration Rights Agreement for all purposes and (iii) that each is bound by all terms and conditions of the Registration Rights Agreement.

EXECUTED this 1st day of June, 2009.

THE INVESTORS:

Name: Peter Kolchinsky

Name: Caleb Aldrich

/s/ Peter Barton Hutt

Name: Peter Barton Hutt

RA CAPITAL ASSOCIATES, INC.

By: Richard H. Aldrich
Title: Managing Director

To such Investor at:

Address: 800 Boylston Street, Suite 1500
Boston, MA 02199

TUNG FAMILY INVESTMENT TRUST

By:

Name: Roger D. Tung
Title: Trustee

To each such Investor, care of the Corporation:

	Address:	99 Hayden Avenue
Suite 100 Lexington, MA
	Fax:	(781) 860-8923

[ Investor Signature Page to Concert Pharmaceuticals, Inc. Third Amended and Restated Registration Rights Agreement ]

By executing this page in the space provided, the undersigned hereby agree (i) that each is an “Investor” as defined in the Third Amended and Restated Registration Rights Agreement dated as of the date first above written, by and among Concert Pharmaceuticals, Inc. and the parties named therein (the “Registration Rights Agreement”), (ii) that each is a party to the Registration Rights Agreement for all purposes and (iii) that each is bound by all terms and conditions of the Registration Rights Agreement.

EXECUTED this 27th day of May, 2009.

THE INVESTORS:

Name:	Peter Kolchinsky

Name:	Caleb Aldrich

Name:	Peter Barton Hutt

RA CAPITAL ASSOCIATES, INC.

By:	Richard H. Aldrich
Title:	Managing Director

To such Investor at:

Address:	800 Boylston Street, Suite 1500
Boston, MA 02199

TUNG FAMILY INVESTMENT TRUST

By:	/s/ Roger D. Tung

	Name:	Roger D. Tung
	Title:	Trustee

To each such Investor, care of the Corporation:

Address:	99 Hayden Avenue
Suite 100 Lexington, MA
Fax:	(781) 860-8923

[ Investor Signature Page to Concert Pharmaceuticals, Inc. Third Amended and Restated Registration Rights Agreement ]

By executing this page in the space provided, the undersigned hereby agree (i) that each is an “Investor” as defined in the Third Amended and Restated Registration Rights Agreement dated as of the date first above written, by and among Concert Pharmaceuticals, Inc. and the parties named therein (the “Registration Rights Agreement”), (ii) that each is a party to the Registration Rights Agreement for all purposes and (iii) that each is bound by all terms and conditions of the Registration Rights Agreement.

EXECUTED this      day of             , 2009.

THE INVESTORS:

ALEXANDRIA EQUITIES, LLC

By:	Alexandria Real Estate Equities, Inc.
Its:	Managing Member

By:
	Name:	Jennifer J. Pappas
	Title:	Senior Vice President and Assistant Secretary

To such Investor at:

	Address:	385 E. Colorado Road
Suite 299 Pasadena, CA 91101
		Attn:	Amanda Cashin,
Executive Director of Life Sciences
	Fax:	(626) 578-0770

[ Investor Signature Page to Concert Pharmaceuticals, Inc. Third Amended and Restated Registration Rights Agreement ]

FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

December 22, 2011

This First Amendment (this “Amendment”) to the Third Amended and Restated Registration Rights Agreement (the “RRA”), dated as of June 1, 2009, by and among Concert Pharmaceuticals, Inc., a Delaware corporation (the “Company”) and the Investors named therein, is made and entered as of the date first written above. Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the RRA.

WHEREAS, the undersigned stockholders of the Company (the “Holders”) are holders of at least 60% in voting power of the currently outstanding Registrable Shares held by Investors, and, consequently, pursuant to Section 14 of the RRA, may consent to the grant by the Company of further rights with respect to the Company’s registration of its securities under the Securities Act of 1933, as amended (the “Securities Act”), similar to those currently existing under the RRA;

WHEREAS, the Holders are holders of at least 60% of the Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Common Stock issued upon conversion of Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock (taken together as a single class on an as-converted to Common Stock basis) in voting power, and, consequently, pursuant to Section 21(b) of the RRA, may, with the consent of the Company, which is indicated by the signature of its authorized signatory below, consent to an amendment of the RRA on behalf of all parties thereto;

WHEREAS, in connection with a loan and security agreement (the “Loan and Security Agreement”) to be entered into by and between the Company and Hercules Technology Growth Capital, Inc., a Maryland corporation (the “Lender”), the Company will issue a warrant to the Lender (the “Warrant”) to purchase shares of the Series C Preferred Stock; and

WHEREAS, to induce the Lender to enter into the Loan and Security Agreement, the undersigned desire to amend the RRA to provide the shares issuable under the Warrant with rights with respect to registration by the Company of such shares under the Securities Act;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendment to the RRA.

a. The definition of “Registrable Shares” in Section 1(f) of the RRA is hereby deleted in its entirety and replaced with the following definition:

“The term “Registrable Shares” means (1) the Common Stock issued or issuable upon conversion of the Preferred Stock held by any Investor (other than Hercules and any Hercules Warrant Transferee, each as defined below, the Registable Shares of which shall be determined in accordance with clause (3) below), (2) any Common Stock purchased by an Investor (or its permitted transferees) pursuant to

Section 3 of the Third Amended and Restated Investor Rights Agreement, dated as of June 1, 2009, by and among the Corporation and certain of the Investors (or Common Stock issuable with respect to other securities so purchased), (3) any Common Stock issued or issuable upon conversion of any Preferred Stock issued to (i) Hercules Technology Growth Capital, Inc., a Maryland corporation (“Hercules”), upon exercise of its warrant to purchase shares of Series C Preferred Stock dated as of December 22, 2011 and any other warrant issued to Hercules in conjunction with a future loan advance by Hercules to the Corporation pursuant to the terms of the Loan and Security Agreement, dated as of December 22, 2011, by and between Hercules and the Corporation (such warrants, collectively, the “Hercules Warrants”) or (ii) any holder of a Hercules Warrant if other than Hercules (a “Hercules Warrant Transferee”) at any time of exercise thereof by such Hercules Warrant Transferee, provided that the transfer of such Hercules Warrant to such Hercules Warrant Transferee satisfied the requirements of clauses (a) through (c) of Section 15 of this Agreement, mutatis mutandis, and (4) any Common Stock issued as a dividend or other distribution with respect to, or in exchange or in replacement of, such Preferred Stock or Common Stock; provided that any Registrable Shares shall cease to be Registrable Shares if transferred by an Investor other than in compliance with the provisions of Section 15 of this Agreement.”

b. The following definition is hereby inserted as Section 1(j) of the RRA:

“(j) The term “Demand Rights Holder” means any Holder other than Hercules or a Hercules Warrant Transferee.”

c. Section 2 of the RRA is hereby deleted in its entirety and replaced with the following:

“Request for Registration. If at any time after the earlier to occur of (i) the fourth anniversary of the date of the Original Agreement and (ii) the date six months after the closing of the first public offering of the Corporation’s securities, the Corporation shall receive a written request (specifying that it is being made pursuant to this Section 2) from one or more Demand Rights Holders that hold, in the aggregate, at least one-third of the then outstanding Registrable Shares held by Demand Rights Holders, that the Corporation file a registration statement under the Securities Act, or a similar document pursuant to any other statute then in effect corresponding to the Securities Act, covering the registration of at least the lesser of (a) at least one-third of the then outstanding Registrable Shares held by Demand Rights Holders or (b) Registrable Shares held by Demand Rights Holders the expected price to the public of which equals or exceeds $5,000,000 (based on the market price or fair value on the date of such request), then the Corporation shall promptly notify all other Holders of such request and shall use its best efforts to cause all Registrable Shares that Holders have requested be registered to be registered under the Securities Act on Form S-1 or any other available form the use of which is approved by Demand Rights Holders holding a majority of the Registrable Shares held by Demand Rights Holders that are to be included in such registration.

Notwithstanding the foregoing, (i) the Corporation shall not be obligated to effect a registration pursuant to this Section 2 during the period starting with the date sixty (60) days prior to the Corporation’s estimated date of filing of, and ending on a date six (6) months following the effective date of, a registration statement pertaining to an underwritten public offering of securities for the account of the Corporation, provided that the Corporation is actively employing in good faith its best efforts to cause such registration statement to become effective and that the Corporation’s estimate of the date of filing such registration statement is made in good faith; (ii) the Corporation shall not be obligated to effect more than two registrations pursuant to this Section 2; and (iii) if the Corporation shall furnish to the Demand Rights Holders a certificate signed by the President of the Corporation stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Corporation or its stockholders for a registration statement to be filed in the near future, then the Corporation’s obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed ninety (90) days; provided, however, that the Corporation shall not be permitted to so defer its obligation more than once in any 12-month period.”

d. Section 6 of the RRA is hereby deleted in its entirety and replaced with the following:

“Expenses of Demand Registration. All expenses incurred in connection with any registration pursuant to Section 2 or Section 11 (excluding underwriters’ discounts and commissions), including, without limitation, all registration and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Corporation, and the reasonable fees and disbursements of one special counsel for the selling Holders collectively, shall be borne by the Corporation whether or not the registration statement to which such registration expenses relate becomes effective; provided, however, that the Corporation shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 2 if the registration request is subsequently withdrawn at the request of the Demand Rights Holders holding a majority of the Registrable Shares held by the Demand Rights Holders to be registered (in which case all participating Holders shall bear such expenses pro rata based upon the number of Registrable Shares that were to be included in the withdrawn registration), unless the Demand Rights Holders holding a majority of the Registrable Shares held by Demand Rights Holders agree to forfeit their right to one demand registration pursuant to Section 2; provided further, however, that if at the time of such withdrawal, the Demand Rights Holders have learned of a material adverse change in the condition, business, or prospects of the Corporation from that known to the Demand Rights Holders at the time of their request and have withdrawn the request with reasonable promptness after learning of such information, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 2.”

2. Remaining Provisions of the RRA. Except as provided herein, each of the other provisions of the RRA shall remain in full force and effect.

3. Entire Agreement. The RRA, as supplemented and modified by this Amendment, together with the any other writings referred to in the RRA or delivered pursuant thereto which form a part thereof, contain the entire agreement among the parties with respect to the subject matter thereof and amend and supersede all prior and contemporaneous arrangements or understandings with respect thereto.

4. References. Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the RRA to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the RRA, as amended hereby.

5. Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the substantive laws of the Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

6. Counterparts. This Amendment may be executed in any number of counterparts, each such counterpart shall be deemed to be an original instrument, and all such counterparts together shall constitute but one agreement. Any such counterpart may contain one or more signature pages. This Amendment may be executed by facsimile signature pages.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have executed this First Amendment to Third Amended and Restated Registration Rights Agreement as of the date first written above.

THE COMPANY:

CONCERT PHARMACEUTICALS, INC.

By:	/s/ Roger D. Tung

Name:	Roger D. Tung
Title:	Chief Executive Officer

By executing this page in the space provided, the undersigned hereby agrees (i) that it is an “Investor” as defined in the Third Amended and Restated Registration Rights Agreement dated as of June 1, 2009, by and among Concert Pharmaceuticals, Inc. and the parties named therein, as amended by this First Amendment to Third Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”), (ii) that it is a party to the Registration Rights Agreement for all purposes and (ii) that it is bound by all terms and conditions of the Registration Rights Agreement.

INVESTORS:

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.,
a Maryland corporation

By:	/s/ K. Nicholas Martitsch
Name:	K. Nicholas Martitsch
Title:	Associate General Counsel

With notice to such Investor at:

HERCULES TECHNOLOGY GROWTH
CAPITAL INC.
Legal Department
Attention: Chief Legal Officer and Janice Bourque
400 Hamilton Avenue, Suite 310
Palo Alto, CA 94301
Facsimile: 650-473-9194
Telephone: 650-289-3060

IN WITNESS WHEREOF, the undersigned have executed this First Amendment to Third Amended and Restated Registration Rights Agreement as of the date first written above.

INVESTORS:

GLAXO GROUP LIMITED

By:	/s/ Paul Williamson

	Name:	Paul Williamson
	Title:	Authorised Signatory For and on behalf of Edinburgh Pharmaceutical Industries Limited Corporate Director

[2011 Hercules Debt Financing - RRA Amendment]

IN WITNESS WHEREOF, the undersigned have executed this First Amendment to Third Amended and Restated Registration Rights Agreement as of the date first written above.

INVESTORS:

FIDELITY MT. VERNON STREET TRUST:
FIDELITY GROWTH COMPANY FUND

By:	/s/ Jeffrey Christian

Name: Jeffrey Christian
Title: Deputy Treasurer

To such Investor at:

Address:	82 Devonshire Street, V13H
Boston, MA 02109
	Attn:	Andrew J. Boyd,
Associate General Counsel
Fax:	(617) 392-1605

[2011 Hercules Debt Financing - RRA Amendment]

IN WITNESS WHEREOF, the undersigned have executed this First Amendment to Third Amended and Restated Registration Rights Agreement as of the date first written above.

INVESTORS:

WESTFIELD LIFE SCIENCES FUND LP

By:
Name: William A. Muggia
Title: Director

WESTFIELD LIFE SCIENCES FUND II LP

By:
Name: William A. Muggia
Title: Director

To each such Investor at:
Address:	Westfield Capital Management
One Financial Center, 24th Floor
Boston, MA 02111
	Attn:	Eric D. Changelian,
Manager of Fund Operations
Fax: (617) 867-2801

[2011 Hercules Debt Financing - RRA Amendment]

IN WITNESS WHEREOF, the undersigned have executed this First Amendment to Third Amended and Restated Registration Rights Agreement as of the date first written above.

INVESTORS:

ADAGE CAPITAL PARTNERSHIP

By:	/s/ Dan Lehan

Name: Dan Lehan
Title: Chief Operating Officer

To such Investor at:
Address:	200 Clarendon St., 52nd Floor
Boston, MA 02116
Fax:	(617) 867-2801

[2011 Hercules Debt Financing - RRA Amendment]

IN WITNESS WHEREOF, the undersigned have executed this First Amendment to Third Amended and Restated Registration Rights Agreement as of the date first written above.

INVESTORS:

MEDIPHASE VENTURE PARTNERS II LIMITED PARTNERSHIP		MEDIPHASE VENTURE PARTNERS (DP & UP) LIMITED PARTNERSHIP

By:	Mediphase II LLC	By:	Mediphase (DP&UP) LLC
Its:	General Partner	Its:	General Partner

By:		By:
	Name: Paul A. Howard		Name: Paul A. Howard
	Title: Manager		Title: Manager

MEDIPHASE VENTURE PARTNERS II		To each such Investor at:
(ANNEX FUND) LIMITED
PARTNERSHIP		Address:	Mediphase Venture Partners
3 Newton Executive Park
By:	Mediphase II (Annex Fund) LLC		2223 Washington Street
Its:	General Partner		Suite 104
Newton, MA 02462
Attn: Amanda Cobb,
By:			Operations Manager
	Name: Paul A. Howard	Fax:	(617) 332-8463
Title: Manager

[2011 Hercules Debt Financing - RRA Amendment]

IN WITNESS WHEREOF, the undersigned have executed this First Amendment to Third Amended and Restated Registration Rights Agreement as of the date first written above.

INVESTORS:

S.R. ONE, LIMITED

By:	/s/ Brian M. Gallagher, Jr., Phd

Name: Brian M. Gallagher, Jr., Phd
Title: Vice President & Partner

To such Investor at:
Address:	161 Washington Street
Suite 500
Eight Tower Bridge
Conshohocken, PA 19428
Attn: Rajeev Dadoo, Ph.D,
Fax:	(610) 567-1039

[2011 Hercules Debt Financing - RRA Amendment]

IN WITNESS WHEREOF, the undersigned have executed this First Amendment to Third Amended and Restated Registration Rights Agreement as of the date first written above.

INVESTORS:

THREE ARCH PARTNERS IV, L.P.		THREE ARCH PARTNERS III, L.P.

By: Three Arch Management IV, L.L.C.			By: Three Arch Management III, L.L.C.
Its: General Partner			Its: General Partner

By:	/s/ Wilfred Jaeger	By:	/s/ Wilfred Jaeger

Name:	Wilfred Jaeger		Name: Wilfred Jaeger
Title:	Managing Member		Title: Managing Member

THREE ARCH ASSOCIATES IV, L.P.			THREE ARCH ASSOCIATES III, L.P.

By: Three Arch Management IV, L.L.C.			By: Three Arch Management III, L.L.C.
Its: General Partner			Its: General Partner

By:	/s/ Wilfred Jaeger	By:	/s/ Wilfred Jaeger

Name:	Wilfred Jaeger		Name: Wilfred Jaeger
Title:	Managing Member		Title: Managing Member

To each such Investor at:

Address:	3200 Alpine Road
Portola Valley, CA 94028
Attn: Steve Bonelli,
Chief Financial Officer
Fax:	(650) 529-8039

[2011 Hercules Debt Financing - RRA Amendment]

IN WITNESS WHEREOF, the undersigned have executed this First Amendment to Third Amended and Restated Registration Rights Agreement as of the date first written above.

INVESTORS:

GREYLOCK XII LIMITED PARTNERSHIP

By:	Greylock XII GP LLC, its General Partner

By:
Name: Donald A. Sullivan
Title: Administrative Partner

GREYLOCK XII-A LIMITED PARTNERSHIP

By:	Greylock XII GP LLC, its General Partner

By:
Name: Donald A. Sullivan
Title: Administrative Partner

GREYLOCK XII PRINCIPALS LLC

By:	Greylock Management Corporation,
Sole Member

By:
Name: Donald A. Sullivan
Title: Treasurer

To each such Investor at:

Address:	880 Winter Street
Waltham, MA 02451
Attn: Donald A. Sullivan, Treasurer
Fax:	(781) 622-2326

[2011 Hercules Debt Financing - RRA Amendment]

IN WITNESS WHEREOF, the undersigned have executed this First Amendment to Third Amended and Restated Registration Rights Agreement as of the date first written above.

INVESTORS:

TVM LIFE SCIENCE VENTURES VI GMBH & CO. KG

/s/ Mark C. Cipriano

By:	Mark C. Cipriano
Its:	Managing Limited Partner

/s/ Alexandra Goll

By:	Alexandra Goll
Its:	Managing Limited Partner

TVM LIFE SCIENCE VENTURES VI LP

/s/ Mark C. Cipriano

By:	Mark C. Cipriano
Its:	Authorized Officer

/s/ Alexandra Goll

By:	Alexandra Goll
Its:	Authorized Officer

To each such Investor at:

Address:	470 Atlantic Ave 4th Floor Boston MA. 02210 Attn: Mark Cipriano
Fax:	617-273-8001

[2011 Hercules Debt Financing - RRA Amendment]

IN WITNESS WHEREOF, the undersigned have executed this First Amendment to Third Amended and Restated Registration Rights Agreement as of the date first written above.

INVESTORS:

SKYLINE VENTURE PARTNERS QUALIFIED PURCHASER FUND IV, L.P.

By:	Skyline Venture Management IV, LLC
Its:	General Partner

By:	/s/ John Freund

Name: John Freund
Title: Managing Directory

To such Investor at:

Address:	c/o Skyline Ventures
525 University Avenue
Suite 520
Palo Alto, CA 94301
Attn: Kerry Kenny
Fax:	(650) 329-1090

[2011 Hercules Debt Financing - RRA Amendment]

IN WITNESS WHEREOF, the undersigned have executed this First Amendment to Third Amended and Restated Registration Rights Agreement as of the date first written above.

INVESTORS:

QVT FUND LP

By:	QVT Associates GP LLC
Its:	General Partner

By:
Name:
	Title:	Managing Member

By:
Name:
Title:

To such Investor at:

Address:	c/o QVT Financial LP
1177 Avenue of the Americas
9th Floor
New York, NY 10036
Attn: Keith Manchester
Fax:	(212) 705-8820

Note: Registered Address is:

Address:	c/o Walkers SPV
Walker House
P.O. Box 908GT, Mary Street
George Town, Grand Cayman
Cayman Islands

[2011 Hercules Debt Financing - RRA Amendment]

IN WITNESS WHEREOF, the undersigned have executed this First Amendment to Third Amended and Restated Registration Rights Agreement as of the date first written above.

INVESTORS:

FLAGSHIP VENTURES FUND 2004, L.P.

By:	Flagship Ventures General Partner, LLC
its General Partner

By:	/s/ Noubar Afeyan

Name: Noubar Afeyan
Title:

To such Investor at:

Address:	One Memorial Drive
7th Floor
Cambridge, MA 02142
Attn: Douglas G. Cole, M.D.
Fax:	(617) 868-1115

[2011 Hercules Debt Financing - RRA Amendment]

IN WITNESS WHEREOF, the undersigned have executed this First Amendment to Third Amended and Restated Registration Rights Agreement as of the date first written above.

INVESTORS:

BROOKSIDE CAPITAL PARTNERS FUND, LP

By:	/s/ Adam M Koppel

Name: Adam M Koppel
Title: Managing Director

To such Investor at:

Address:	c/o Bain Capital
111 Huntington Avenue
Boston, MA 02199
Attn: Marlene Wojcik,
Chief Financial Officer
Fax:	(617) 516-2910

[2011 Hercules Debt Financing - RRA Amendment]

IN WITNESS WHEREOF, the undersigned have executed this First Amendment to Third Amended and Restated Registration Rights Agreement as of the date first written above.

INVESTORS:

NEW LEAF VENTURES I, L.P.

By:	New Leaf Venture Management I, L.P.
Its:	General Partner

By:	New Leaf Venture Management I, L.L.C.
Its:	General Partner

By:	/s/ Craig L. Slutzkin

Name: Craig L. Slutzkin,
Title: Chief Financial Officer

To such Investor at:

Address:	2500 Sand Hill Road
Suite 203
Menlo Park, CA 94025
Attn: Craig L. Slutzkin,
Chief Financial Officer
Fax:	(650) 234-2704

[2011 Hercules Debt Financing - RRA Amendment]

IN WITNESS WHEREOF, the undersigned have executed this First Amendment to Third Amended and Restated Registration Rights Agreement as of the date first written above.

INVESTORS:

Name:	Peter Kolchinsky

Name:	Caleb Aldrich

Name:	Peter Barton Hutt

RA CAPITAL ASSOCIATES, INC.

By:	Richard H. Aldrich
Title:	Managing Director

To such Investor at:

Address:	800 Boylston Street, Suite 1500
Boston, MA 02199

TUNG FAMILY INVESTMENT TRUST

By:
Name: Roger D. Tung
Title: Trustee

To each such Investor,
care of the Corporation:

Address:	99 Hayden Avenue
Suite 100
Lexington, MA
Fax:	(781) 860-8923

[2011 Hercules Debt Financing - RRA Amendment]

IN WITNESS WHEREOF, the undersigned have executed this First Amendment to Third Amended and Restated Registration Rights Agreement as of the date first written above.

INVESTORS: ALEXANDRIA EQUITIES, LLC
By:	Alexandria Real Estate Equities, Inc.
Its:	Managing Member

By:
		Name:	Jennifer J. Pappas
		Title:	Senior Vice President and Assistant Secretary

To such Investor at:

Address:	385 E. Colorado Road
Suite 299
Pasadena, CA 91101
Attn: Amanda Cashin,
Executive Director of Life Sciences
Fax:	(626) 578-0770

[2011 Hercules Debt Financing - RRA Amendment]